UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 21, 2014

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-26680	8736-3354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2454 McMullen Booth Road, Building C

Clearwater, Florida 33759

(Address of principal executive offices, including zip code)

(727) 726-0763

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Nicholas Financial, Inc. (the “Company”) (NASDAQ: NICK) is filing this Current Report on Form 8-K to report that, on March 21, 2014, Peter L. Vosotas gave notice to the Company’s Board of Directors that he is retiring as President and Chief Executive Officer of the Company effective May 31, 2014. In the event that the Arrangement (defined below) is not consummated by such date, Mr. Vosotas will continue to serve as Chairman of the Board of Directors of the Company. On March 21, 2014, the Company’s Board of Directors appointed Ralph T. Finkenbrink, currently the Company’s Senior Vice President, Chief Financial Officer and Corporate Secretary, to succeed Mr. Vosotas as President and Chief Executive Officer of the Company effective as of May 31, 2014, in the event that the Arrangement has not been consummated by such date.

As previously disclosed in a Current Report on Form 8-K filed December 18, 2014, on December 17, 2014, the Company entered into an arrangement agreement (the “Arrangement Agreement”) whereby the Company has agreed to sell all of its issued and outstanding Common Shares to an indirect wholly-owned subsidiary of Prospect Capital Corporation (“Prospect”), pursuant to a plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia).

Prospect (NASDAQ: PSEC) (www.prospectstreet.com) is a closed-end investment company that lends to and invests in private and public middle market businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

The transactions contemplated by the Arrangement Agreement are currently expected to be consummated on or before May 31, 2014, but such transactions will not be consummated unless certain conditions typical for this type of transaction are either satisfied or waived prior to closing. These conditions include, among other things, that the Arrangement Agreement and the transactions contemplated thereby are approved by the securityholders of the Company in accordance with the Business Corporations Act (British Columbia) and the Company’s Articles. An information circular providing further information regarding the Arrangement Agreement and the parties thereto will be mailed to securityholders of the Company in advance of the special meeting thereof expected to be held for the purpose of approving, among other things, the Arrangement Agreement and the Arrangement contemplated thereby.

The foregoing description is qualified in its entirety by reference to the Arrangement Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 18, 2013.

In the event that the Arrangement is not consummated, the Board of Directors expects to reassign Mr. Finkenbrink’s current duties as Chief Financial Officer and Corporate Secretary. The Board of Directors also will consider entering into appropriate agreements with Messrs. Vosotas and Finkenbrink pertaining to their new positions with the Company.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of the proposed business combination involving the Company and Prospect. In connection with the proposed transaction, Prospect has filed with the SEC a Registration Statement on Form N-14 containing a Proxy Statement of the Company and a Prospectus of Prospect and each of the Company and Prospect plan to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement and Prospectus will be mailed to shareholders of the Company. INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND PROSPECT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and securityholders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company and Prospect through the web site maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Nicholas Financial, Inc., 454 McMullen Booth Road, Building C, Clearwater, Florida, 33759, Attention: Ralph Finkenbrink, Chief Financial Officer, or by directing a request to Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016, Attention: Brian Oswald, Chief Financial Officer.

PROXY SOLICITATION

The Company, Prospect and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Company shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Company shareholders in connection with the proposed acquisition will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. You can find information about Prospect’s executive officers and directors in its definitive proxy statement filed with the SEC on September 10, 2013. You can find information about the executive officers and directors of the Company in its Annual Report on Form 10-K filed with the SEC on June 14, 2013. You can obtain free copies of these documents from the Company and Prospect in the manner set forth above.

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties including, among other things, the failure of the Arrangement to be consummated in a timely manner or at all, the failure of the Company’s shareholders to approve the Arrangement, the inability of the Company to successfully manage its business relationships during the pendency of the transaction, and other risks detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013. Such statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially. All forward-looking statements and cautionary statements included in this Report are made as of the date hereby based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement or cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.

(Registrant)

Date: March 27, 2014	/s/ Peter L. Vosotas
Peter L. Vosotas
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: March 27, 2014	/s/ Ralph T. Finkenbrink
Ralph T. Finkenbrink
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Accounting Officer)